                                                       Registration Nos. 2-11101
                                                                         811-242

                                  EXHIBIT 19


                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin, Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a Director or Trustee and for which Capital Growth Management Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles & Company, Incorporated, Draycott Partners Limited, Westpeak Investment Advisors, Inc. and/or any other affiliate of New England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.

     Witness my hand on the 28th day of April, 1995.


                                       /s/ KENNETH J. COWAN
                                       -----------------------------
                                       Kenneth J. Cowan - Trustee

                               POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin, Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a Director or Trustee and for which Capital Growth Management Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles & Company, Incorporated, Draycott Partners Limited, Westpeak Investment Advisors, Inc. and/or any other affiliate of New England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.

     Witness my hand on the 28th day of April, 1995.


                                       /s/ PETER S. VOSS
                                       --------------------------
                                       Peter S. Voss - Trustee

                               POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin, Frank Nesvet and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a Director or Trustee and for which Capital Growth Management Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles & Company, Incorporated, Draycott Partners Limited, Westpeak Investment Advisors, Inc. and/or any other affiliate of New England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.

     Witness my hand on the 28th day of April, 1995.


                                       /s/ HENRY L.P. SCHMELZER
                                       -----------------------------
                                       Henry L.P. Schmelzer - Trustee

                               POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin, Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a Director or Trustee and for which Capital Growth Management Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles & Company, Incorporated, Draycott Partners Limited, Westpeak Investment Advisors, Inc. and/or any other affiliate of New England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.

     Witness my hand on the 28th day of April, 1995.


                                      /s/ GRAHAM T. ALLISON
                                      -------------------------------
                                      Graham T. Allison, Jr. - Trustee

                               POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin, Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a Director or Trustee and for which Capital Growth Management Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles & Company, Incorporated, Draycott Partners Limited, Westpeak Investment Advisors, Inc. and/or any other affiliate of New England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.

     Witness my hand on the 28th day of April, 1995.


                                      /s/ JAMES H. SCOTT
                                      ----------------------------
                                      James H. Scott - Trustee

                               POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin, Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a Director or Trustee and for which Capital Growth Management Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles & Company, Incorporated, Draycott Partners Limited, Westpeak Investment Advisors, Inc. and/or any other affiliate of New England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.

     Witness my hand on the 28th day of April, 1995.


                                      /s/ PENDLETON P. WHITE
                                      -------------------------------
                                      Pendleton P. White - Trustee

                               POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin, Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a Director or Trustee and for which Capital Growth Management Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles & Company, Incorporated, Draycott Partners Limited, Westpeak Investment Advisors, Inc. and/or any other affiliate of New England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.

     Witness my hand on the 28th day of April, 1995.


                                      /s/ JOHN A. SHANE
                                      --------------------------
                                      John A. Shane - Trustee

                               POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin, Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a Director or Trustee and for which Capital Growth Management Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles & Company, Incorporated, Draycott Partners Limited, Westpeak Investment Advisors, Inc. and/or any other affiliate of New England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.

     Witness my hand on the 28th day of April, 1995.


                                      /s/ SANDRA O. MOOSE
                                      ----------------------------
                                      Sandra O. Moose - Trustee